Scudder Emerging Markets
Income Fund

Semiannual Report
April 30, 1997

Pure No-Load (TM) Funds

For investors seeking high current income and, secondarily, long-term capital appreciation through investment primarily in high-yielding debt securities issued in emerging markets.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER  [LOGO]

                               Table of Contents
   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  13  Financial Statements
  16  Financial Highlights
  17  Notes to Financial Statements
  22  Report of Independent Accountants
  24  Officers and Directors
  25  Investment Products and Services
  26  Scudder Solutions

                                    In Brief

o Scudder Emerging Markets Income Fund received a five-star rating from Morningstar, reflecting the highest possible rating for risk-adjusted performance through April 30, 1997.*


o The Fund posted an 11.58% total return for its most recent semiannual period ended April 30, 1997. This return is in keeping with the 11.49% total return of the J.P. Morgan Composite Emerging Markets Bond/Latin Eurobond Index over the same time period. The Fund closed its fiscal year with a 30-day net annualized yield of 8.61%.

o The Fund continues to maintain a liquid, diversified portfolio--with bonds issued in Latin America, eastern Europe, the Middle East, northern Africa, and Asia--that we believe is well positioned to benefit from the improving balance sheets of emerging countries while earning a high level of current income.




* For your information, these ratings are subject to change every month and are calculated from the Fund's three-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received five stars for three-year performance, and was rated among 1,193 taxable bond funds for the period. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.






                    2 - Scudder Emerging Markets Income Fund

                         Letter From the Fund's Chairman

Dear Shareholders,

     We are pleased to report on Scudder Emerging Markets Income Fund's performance over its most recent semiannual period ended April 30, 1997. Emerging market bonds performed extremely well over recent months, benefiting from improving credit fundamentals and the slow growth, low inflation environment that continues to prevail in most countries. Despite market volatility in March, the only negative month of the period, the Fund posted a solid total return of 11.58% over the six months. Scudder Emerging Markets Income Fund continues to pursue a strategy of broad diversification and careful security selection, providing an appropriate vehicle for investors seeking exposure to the opportunities for income provided by less-developed investment venues. Please read the discussion beginning on page 6 for more information on the Fund's portfolio strategy and country allocations.

     As part of Scudder's ongoing efforts to meet the needs of investors, last fall we launched an innovative new product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Growth, Balanced, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder funds, and each is geared toward people with different investment goals and risk tolerances. Moreover, a team of Scudder's investment professionals rebalances the mix within the portfolios as market conditions warrant.

     For information on the Pathway Series and other Scudder products and services, please see pages 25 through 27. For questions about Scudder Emerging Markets Income Fund, please call a Scudder Investor Information representative at 1-800-225-2470. Thank you for investing with Scudder.

     Sincerely,
     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Emerging Markets Income Fund




                    3 - Scudder Emerging Markets Income Fund

PERFORMANCE UPDATE as of April 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
4/30/97         $10,000   Cumulative  Annual
------------------------------------------------
SCUDDER EMERGING MARKETS INCOME FUND
------------------------------------------------
1 Year          $ 12,832    28.32%    28.32%
Life of Fund*   $ 15,567    55.67%    14.21%
------------------------------------------------
JP MORGAN COMPOSITE EMERGING MARKETS
BOND/LATIN EUROBOND INDEX
------------------------------------------------
1 Year          $ 12,693    26.93%    26.93%
Life of Fund*   $ 14,408    44.08%    11.59%
------------------------------------------------
*The Fund commenced operations on December 31, 1993.
 Index comparisons begin December 31, 1993.
----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER EMERGING MARKETS INCOME FUND
Year            Amount
----------------------
12/93*         $10,000
4/94           $ 8,962
10/94          $ 9,646
4/95           $ 8,858
10/95          $ 9,980
4/96           $12,131
10/96          $13,951
4/97           $15,567

JP MORGAN COMPOSITE EMERGING MARKETS BOND/
LATIN EUROBOND INDEX
Year            Amount
----------------------
12/93*         $10,000
4/94           $ 8,314
10/94          $ 8,771
4/95           $ 8,149
10/95          $ 9,460
4/96           $11,351
10/96          $12,923
4/97           $14,408

The unmanaged JP Morgan Composite Emerging Markets Bond/Latin Eurobond
Index (EMBI/LEI) tracks the performance of U.S. dollar-denominated sovereign restructured bonds (mostly Brady bonds) and Latin-issued Eurobonds. The composite includes debt issues from five countries in Latin America, plus Bulgaria, Nigeria, the Philippines and Poland. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED APRIL 30
                               1994*       1995         1996        1997
                             ----------------------------------------------
NET ASSET VALUE.........    $ 10.67      $  9.66      $ 11.85      $ 12.66
INCOME DIVIDENDS........    $   .09      $   .92      $  1.19      $  1.19
CAPITAL GAINS
DIVIDENDS...............    $    --           --           --         1.18
FUND TOTAL RETURN (%)...     -10.38        -1.17        36.96        28.32
INDEX TOTAL RETURN (%)..     -16.86        -1.98        39.29        26.93

Performance is historical and assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

                    4 - SCUDDER EMERGING MARKETS INCOME FUND

PORTFOLIO SUMMARY as of April 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Debt Obligations                   91%
Cash Equivalents                    9%
--------------------------------------
                                  100%
--------------------------------------
The Fund is largely
invested in the fixed
income markets of
emerging economies, with
a cash position of less
than 10%.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
GEOGRAPHICAL EXPOSURE
(Excludes 9% Cash Equivalents)
--------------------------------------------------------------------------
Brazil                             29%
Argentina                          18%
Venezuela                          10%
Mexico                              8%
Russia                              6%
South Africa                        6%
Poland                              5%
Greece                              5%
Bulgaria                            4%
Morocco                             4%
Other                               5%
--------------------------------------
                                  100%
--------------------------------------
Latin American markets
continue to make up
the highest percentage
of Fund assets.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
CURRENCY EXPOSURE
(Excludes 9% Cash Equivalents)
--------------------------------------------------------------------------
United States                      79%
South Africa                        6%
Poland                              5%
Greece                              5%
Chile                               3%
Germany                             1%
Egypt                               1%
--------------------------------------
                                  100%
--------------------------------------
The Fund's exposure to
emerging market
currencies is modest.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
AVERAGE LIFE
(Excludes 9% Cash Equivalents)
--------------------------------------------------------------------------
0 - 3  years                       34%
3 - 5 years                         4%
5 - 10 years                       25%
Greater than 10 years              37%
--------------------------------------
                                  100%
--------------------------------------
Fund assets are invested
in instruments with a
range of maturities.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                    5 - SCUDDER EMERGING MARKETS INCOME FUND

                         Portfolio Management Discussion

Dear Shareholders,

Emerging debt markets posted positive returns during the six months ended April 30, 1997, as investor interest continued to broaden, and bonds benefited from favorable economic conditions and the improving credit quality of emerging countries. The Fund ended the semiannual period with a net asset value ("NAV") of $12.66, down from $12.98 on October 31, 1996. Total distributions for the period were $1.75, comprised of $0.57 in income distributions, $1.12 in short-term capital gains and $0.06 in long-term capital gains. During the period, Scudder Emerging Markets Income Fund posted a solid 11.58% total return, roughly in keeping with the 11.49% total return of the unmanaged J.P. Morgan Composite Emerging Markets Bond/Latin Eurobond Index.

The long-term environment for emerging market bonds appears to be fundamentally favorable, and credit rating announcements concerning several emerging countries during the past six months reflected the improving credit quality of the sector as a whole. In January, both Croatia and Egypt received initial investment grade credit ratings of BBB- from Standard and Poor's, and in February, Panama received a credit rating of BB+, higher than anticipated by the market. In addition, Argentina, Brazil, and the Philippines all received credit rating upgrades from Standard and Poor's in 1997. The upgrades for Argentina and Brazil were awarded earlier than was expected by market participants, and may help to widen the investor base for both countries' sovereign bonds.

In April, Standard & Poor's also announced a major modification to its ratings criteria for emerging market corporate bonds which for the first time allows the ratings to exceed those of the country in which the issuer is headquartered. This change in methodology is based on the rating agency's belief that corporate exposure to sovereign risk in countries whose currencies are pegged to the U.S. dollar is reduced if the governments are not expected to interfere with private borrowers' access to foreign currency during a crisis. The move was welcomed in Argentina, where 12 companies subsequently received investment-grade ratings. The effect of the improvement in emerging market country credit quality was reflected in lower interest rates and higher bond prices among emerging market bonds as a whole. This favorable trend was interrupted in March and early April as the U.S. Treasury market as well as emerging fixed income markets dipped due to an increase in the Fed Funds rate in March and the anticipation of a further interest rate hike in May. As the fear of an additional rate hike in May subsided, the U.S. Treasury market rallied leading to a strong performance in emerging market bonds.

                               Portfolio Strategy

Because of expected volatility in the U.S. Treasury market resulting from the fear of interest rate hikes, we increased our emphasis on floating rate instruments from 65% to 75% during the period. Floating rate assets generally carry a shorter duration because their coupons reset every six months in relation to the London Interbank Offered Rate, or LIBOR. (Duration is a measure



                    6 - Scudder Emerging Markets Income Fund of a bond's responsiveness to interest rate fluctuations; the shorter the duration, the less sensitive the bond is to rate changes.) This strategy continued to work to the Fund's advantage as floating-rate securities in the Fund's portfolio outperformed fixed-rate instruments, with average total returns of 12.91% and 10.54%, respectively.

As we've reported in the past, we continue to maintain a liquid portfolio -- with bonds issued in Latin America, eastern Europe, the Middle East, northern Africa, and Asia -- that is well positioned to benefit from the improved economic picture in many emerging countries while at the same time earning a high level of current income. Region, country, and security selection all remain central to the Fund's strategy.

In terms of regional allocation, Latin America continued to make up the highest percentage of Fund assets -- nearly 65%. The Fund's core Latin America holdings are in Brazil (29%), Argentina (18%), Venezuela (10%), Chile (3%), and Costa Rica (1%). We increased our holdings in Argentina during the period following the announcement that the country fulfilled its first quarter 1997 International Monetary Fund budget requirements. There was other good news from Argentina during the period: Industrial production has been strong, debt requirements have been dramatically reduced, and Argentine companies are already benefiting from the above-mentioned change in Standard & Poor's corporate ratings criteria. We are hopeful that much-needed labor reform to lift restrictions on employers, reduce unemployment, and boost the "bottom line" of companies will take place soon.

We were cautious with respect to Brazil and Mexico during the six-month period for reasons also related to economic and political reform. Though we believe Brazil's long-term prospects are extremely bright, the country faces delays in needed administrative reforms and other short-term economic obstacles. Legislative reform allowing President Cardoso to run for re-election has not yet provided hoped-for momentum to administrative reforms. Brazil faces additional challenges, including a fiscal deficit and a widening trade deficit fed by an overexpansion of consumer credit.

In the case of Mexico, we reduced our holdings there following a period of solid performance by Mexican sovereign bonds amid concerns that political uncertainty stemming from upcoming elections could cause Mexican bonds to underperform in the near term despite positive economic fundamentals such as decreasing inflation, strong GDP growth, strict fiscal and monetary policies, and government buybacks. For these reasons, we would look to add to our Mexican position as valuations become more favorable.

Elsewhere in Latin America, we closed out our holdings in Ecuador and Panama for contrasting reasons. The Ecuadorian parliament removed President Bucaram from office during the period and replaced him with Fabion Alarcon, the head of Ecuador's parliament. We are concerned that Interim President Alarcon may lack the support to execute the austerity measures needed to solve the country's fiscal problems. By contrast, we remain optimistic about Panama's economic outlook, but took profits after a period of superior performance. We will look for opportunities to add Panama sovereign bonds to the Fund's portfolio when



                    7 - Scudder Emerging Markets Income Fund valuations there are once again attractive.

In Eastern Europe, the Fund took a first-time position in Bulgarian bonds in anticipation of an election victory by the UDF, a coalition party oriented toward democracy. The UDF's stated objectives include active measures against crime and corruption, NATO membership, and gradual steps toward membership in the European Union. The UDF prevailed in convincing fashion, and while there can be no guarantees, we believe the implementation of the party's initiatives and clear progress toward economic reform should result in outperformance by Bulgarian Brady bonds in the near term.

We also increased our position in Russia, where relations with the international financial community have improved, as evidenced by the World Bank's commitment to provide $6 billion in fiscal support for the next two years. Another sign that Russia is headed for better fiscal health is the recent reintroduction of reformers to President Yeltsin's cabinet.

In the past 12 months, we have added local currency assets to the portfolio. Local currency instruments are a large, liquid, and growing asset class that provides attractive yields and potential for currency appreciation. In addition, these instruments tend to exhibit lower volatility than the currencies of G7 countries and Brady bonds. Because their prices and yields move independently of emerging market bonds and other asset classes, local currency instruments can also provide effective portfolio diversification. Currently, approximately 20% of the portfolio is in local currency assets in countries such as Greece, Egypt, South Africa, Chile, and Poland.

                                   Our Outlook

We continue to believe that improving credit fundamentals in many emerging countries will provide a strong foundation for the performance of emerging country debt. A favorable global interest rate environment coupled with strong demand for dollar assets will continue to support emerging market fixed income assets. The adherence to tight fiscal policy and prudent monetary policy, the strong flow of foreign direct investment and the active balance sheet management by emerging countries in Latin America and Eastern Europe will result in improving creditworthiness.

Once again, thank you for investing in Scudder Emerging Markets Income Fund. As the Fund's managers, we will continue to search for opportunities to provide high current income and long-term capital appreciation to our shareholders.

Sincerely,
Your Portfolio Management Team

/s/Susan E. Gray                 /s/Maria Isabel Saltzman
Susan E. Gray                    M. Isabel Saltzman



                    8 - Scudder Emerging Markets Income Fund

                    Investment Portfolio as of April 30, 1997

                                                                                                 Principal           Market
                                                                                              Amount ($) (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.0%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/97 at 5.375%,
  to be repurchased at $13,708,046 on 5/1/97, collateralized by                                                  -------------
  a $13,752,000 U.S. Treasury Note, 6.125%, 3/31/98 (Cost $13,706,000) ...............           13,706,000         13,706,000
                                                                                                                 -------------

Short-Term Debt 25.3%
------------------------------------------------------------------------------------------------------------------------------
Argentina 2.1%
Letras de Tesoro Discount Note, 10/17/97 .............................................            6,000,000          5,826,084
Letras del Tesoro Discount Note, 8/15/97 .............................................            1,500,000          1,473,600
                                                                                                                   -----------
                                                                                                                     7,299,684
                                                                                                                   -----------
Chile 2.7%
Citibank Time Deposit linked to Chilean Peso, 13%, 5/28/97 ...........................   CLP    712,775,000          1,703,450
Citibank Time Deposit linked to Chilean Peso, 10.7%, 4/1/98 ..........................   CLP  2,074,500,000          4,938,500
Citibank Time Deposit linked to Chilean Peso, 10.7%, 4/2/98 ..........................   CLP  1,140,700,000          2,715,625
                                                                                                                   -----------
                                                                                                                     9,357,575
                                                                                                                   -----------
Egypt 0.7%
Citibank Time Deposit linked to Egyptian Pound, 9%, 7/7/97 ...........................   EGP      7,627,500          2,248,875
Greece 4.1%
Bankers Trust Co. Time Deposit, 9.31%, 5/14/97 .......................................   GRD  1,920,900,000          6,990,683
Deutsche Bank Time Deposit, 9.45%, 5/14/97 ...........................................   GRD  1,929,378,750          7,021,540
                                                                                                                   -----------
                                                                                                                    14,012,223
                                                                                                                   -----------
Poland 5.0%
Deutsche Morgan Grenfell Time Deposit linked to Polish Zloty, 20.45%, 5/12/97 ........   PLZ     15,010,000          4,742,900
ING Groep NV Time Deposit linked to Polish Zloty, 20.15%, 5/6/97 .....................   PLZ      3,004,300            948,896
ING Groep NV Time Deposit linked to Polish Zloty, 21.25%, 9/22/97 ....................   PLZ     23,225,799          7,326,453
ING Groep NV Time Deposit linked to Polish Zloty, 21.5%, 8/4/97 ......................   PLZ     12,785,860          4,025,433
                                                                                                                   -----------
                                                                                                                    17,043,682
                                                                                                                   -----------
South Africa 5.4%
J.P. Morgan & Co. Time Deposit, 16.25%, 6/11/97 ......................................   ZAR     82,399,000         18,524,955
                                                                                                                   -----------
United States 5.3%
Student Loan Marketing Association Discount Note, 5/1/97 .............................           18,000,000         18,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Debt (Cost $87,689,420)                                                                            86,486,994
------------------------------------------------------------------------------------------------------------------------------

Debt Obligations 70.7%
------------------------------------------------------------------------------------------------------------------------------
Argentina 14.1%
Argentine Republic, Bonos de Tesoreria (BOTE10) Floating Rate Note, 5.627%, 4/1/00 ...            1,190,798          1,162,090
Argentine Republic, Bonos de Consolidacion de Deudas Previsionales Pre 2 (BOCON),
  Variable Rate Interest Bond, 5.5%, 4/1/01 ..........................................           18,012,796         17,448,387

    The accompanying notes are an integral part of the financial statements.


                   9 -- SCUDDER EMERGING MARKETS INCOME FUND

                                                                                                 Principal           Market
                                                                                              Amount ($) (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Argentine Republic, Floating Rate Bond, Series L, LIBOR plus .8125% (6.75%), 3/31/05 .           14,307,500         13,127,131
Argentine Republic, Collateralized Discount Floating Rate Note Series L, LIBOR+
  .8125%, (6.375%), 3/31/23 (c) ......................................................           17,000,000         14,046,250
Argentine Republic, Collateralized Par Bond, Series L, Step-up Coupon, 5.5%,
  3/31/23 (c) ........................................................................            3,600,000          2,349,000
                                                                                                                   -----------
                                                                                                                    48,132,858
                                                                                                                   -----------
Brazil 26.3%
Federative Republic of Brazil, IDU Bond, Floating Rate Bond, LIBOR plus .8125%
  (6.5%), 1/1/01 .....................................................................           19,140,000         18,776,340
Federative Republic of Brazil, Eligible Interest, Floating Rate Bond, LIBOR plus
  .8125% (6.875%), 4/15/06 ...........................................................           39,352,500         35,466,441
Federative Republic of Brazil, "New" Money Bond, Floating Rate Bond, LIBOR plus
  .875% (6.937%), 4/15/09 ............................................................            7,750,000          6,577,813
Federative Republic of Brazil C Bond, 4.5% with 3.5% Interest Capitalization,
  4/15/14.............................................................................           20,809,362         15,763,092
Federative Republic of Brazil, Collateralized Discount Bond, Floating Rate Bond,
  LIBOR plus .8125% (6.875%), 4/15/24 ................................................           16,500,000         13,261,875
                                                                                                                   -----------
                                                                                                                    89,845,561
                                                                                                                   -----------
Bulgaria 4%
Republic of Bulgaria, Interest Arrears Bond (IAB), LIBOR plus .8125% (6.563%),
  7/28/11 ............................................................................           10,000,000          6,275,000
Republic of Bulgaria, Floating Rate Interest Reduction Bond, "A", 2.25%, 7/28/12 .....            9,000,000          4,286,250
Republic of Bulgaria, Collateralized Discount Bond, Tranche A, LIBOR plus .8125%
  (6.563%), 7/28/24 ..................................................................            4,750,000          3,057,813
                                                                                                                   -----------
                                                                                                                    13,619,063
                                                                                                                   -----------
Costa Rica 0%
Banco Central de Costa Rica Principal Bond, Series B, 6.25%, 5/21/15 .................              200,000            158,000
                                                                                                                   -----------
Mexico 7.3%
United Mexican States, Collaterized Floating Rate Note Discount Series B, (Detachable
  Oil Price Indexed Value Recovery Rights) 6.375%, 12/31/19 ..........................            6,500,000          5,752,500
United Mexican States, Collateralized Discount Bond, (Detachable Oil Price Indexed
  Value Recovery Rights) Floating Rate Bond, Series A, LIBOR plus .8125% (6.867%),
  12/31/19 ...........................................................................            7,000,000          6,195,000
United Mexican States, Collateralized Discount Bond, (Detachable Oil Price Indexed
  Value Recovery Rights) Floating Rate Bond, Series D, LIBOR plus .8125% (6.352%),
  12/31/19 ...........................................................................            1,500,000          1,327,500
United Mexican States, Collateralized Par Bond, (Detachable Oil Price Indexed
  Value Recovery Rights), Series B, 6.25%, 12/31/19 ..................................            8,500,000          6,162,500
United Mexican States, Collateralized Par Bond, (Detachable Oil Price Indexed
  Value Recovery Rights) Series A, 6.25%, 12/31/19 ...................................            7,750,000          5,618,750
                                                                                                                   -----------
                                                                                                                    25,056,250
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                   10 -- SCUDDER EMERGING MARKETS INCOME FUND

                                                                                                 Principal           Market
                                                                                              Amount ($) (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Morocco 3.8%
Kingdom of Morocco, Restructuring and Consolidation Agreement, Tranch A, Floating
  Rate Bond, 6.375%, 1/1/09 ..........................................................           12,850,000         11,291,938
SNAP Limited, Morocco Repackaged Euro Note, Kingdom of Morocco, Morocco Loan
  Tranch A, 11.5%, 1/29/09 ...........................................................   DEM      2,750,000          1,671,352
                                                                                                                   -----------
                                                                                                                    12,963,290
                                                                                                                   -----------
Russia 5.9%
Russian Federation Principal Loans (When issued), 12/15/20 (d) .......................           34,250,000         19,993,435
Venezuela 9.3%
Republic of Venezuela, Collateralized Par Bond, Series A, 6.75%, 3/31/20 .............           11,750,000          8,533,438
Republic of Venezuela, Collateralized Front Loaded Interest Reduction Bond, Series A,
  6.75%, 3/31/07 .....................................................................            5,476,190          4,873,810
Republic of Venezuela, Collateralized Front Loaded Interest Reduction Bond, Series B,
  6.75%, 3/31/07 (c) .................................................................            4,285,714          3,814,286
Republic of Venezuela, Debt Conversion Bond, Floating Rate Bond, Series DL, LIBOR
  plus .875% (6.5%), 12/18/07 (c) ....................................................           15,000,000         13,256,250
Republic of Venezuela, Collateralized Discount Bond, Floating Rate Note, Series B,
  6.375%, 3/31/20 ....................................................................            1,750,000          1,437,187
                                                                                                                   -----------
                                                                                                                    31,914,971
------------------------------------------------------------------------------------------------------------------------------
Total Debt Obligations (Cost $236,797,877)                                                                         241,683,428
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Shares
------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks 0.0%
------------------------------------------------------------------------------------------------------------------------------
Argentina
                                                                                                                 -------------
Nortel Inversora "A" (ADR) (Telecommunication services) (e) (Cost $75,709) ...........                7,805             96,860
                                                                                                                 -------------
Purchased Options 0.0%
------------------------------------------------------------------------------------------------------------------------------
Japan
Put on Euroyen, strike price 98.75, expire 6/16/97 (Cost $270,263) ...................                2,000                  -
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $338,539,269) (a)                                                        341,973,282
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                   11 -- SCUDDER EMERGING MARKETS INCOME FUND

--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $338,879,968. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $3,093,314. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,527,292 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,433,978.

(b)   Principal amount is stated in U.S. dollars unless otherwise noted.

(c) At April 30, 1997, these securities, in whole or in part, have been segregated to cover when-issued securities.

(d)   When-issued or forward delivery securities.

(e) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $96,860 (.03% of net assets) and have been noted in the investment portfolio as of April 30, 1997. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of this security at April 30, 1997 aggregated $75,709.

      Currency Abbreviations

      CLP      Chilean Peso                 GRD      Greek Drachma

      DEM      German Deutsche Mark         PLZ      Polish Zloty

      EGP      Egyptian Pound               ZAR      South African Rand


    The accompanying notes are an integral part of the financial statements.


                   12 -- SCUDDER EMERGING MARKETS INCOME FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of April 30, 1997

Assets
-------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $338,539,269) ...............      $ 341,973,282
                  Cash ................................................................                709
                  Receivable for investments sold .....................................          7,557,178
                  Receivable for when-issued and forward delivery securities ..........         67,745,253
                  Interest receivable .................................................          4,775,293
                  Receivable for Fund shares sold .....................................          4,313,043
                  Deferred organization expenses ......................................             25,676
                  Unrealized appreciation on forward currency exchange contracts ......             77,464
                  Other assets ........................................................              5,882
                                                                                             ----------------
                  Total assets ........................................................        426,473,780
Liabilities
-------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ...................................          7,496,749
                  Payable for when-issued and forward delivery securities .............         85,490,783
                  Payable for Fund shares redeemed ....................................            435,234
                  Unrealized depreciation on forward currency exchange contracts ......             98,861
                  Accrued management fee ..............................................            270,281
                  Other accrued expenses ..............................................             99,780
                                                                                             ----------------
                  Total liabilities ...................................................         93,891,688
                 --------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 332,582,092
                 --------------------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated distributions in excess of net investment income ........            (98,139)
                  Unrealized appreciation (depreciation) on:
                     Investments ......................................................          3,434,013
                     Foreign currency related transactions ............................            (24,494)
                  Accumulated net realized gain .......................................         33,261,655
                  Paid-in capital .....................................................        296,009,057
                 --------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 332,582,092
                 --------------------------------------------------------------------------------------------
Net Asset Value
-------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($332,582,092 / 26,273,723 shares of capital stock outstanding,          ----------------
                    $.01 par value, 100,000,000 shares authorized) ....................             $12.66
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.


                   13 -- SCUDDER EMERGING MARKETS INCOME FUND

                                         Statement of Operations

                                     six months ended April 30, 1997

Investment Income
-------------------------------------------------------------------------------------------------------------
                  Interest ............................................................      $  16,559,258
                  Dividend ............................................................              5,572
                                                                                             ----------------
                                                                                                16,564,830
                  Expenses:
                  Management fee ......................................................          1,703,850
                  Services to shareholders ............................................            368,497
                  Directors' fees and expenses ........................................             18,410
                  Custodian and accounting fees .......................................            218,234
                  Auditing ............................................................             40,635
                  Reports to shareholders .............................................             56,714
                  Legal ...............................................................             11,926
                  Amortization of organization expense ................................              7,593
                  Other ...............................................................             13,416
                                                                                             ----------------
                                                                                                 2,439,275
                 --------------------------------------------------------------------------------------------
                  Net investment income                                                         14,125,555
                 --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments .........................................................         29,986,565
                  Foreign currency related transactions ...............................            922,680
                                                                                             ----------------
                                                                                                30,909,245
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments .........................................................        (10,294,483)
                  Foreign currency related transactions ...............................            142,448
                                                                                             ----------------
                                                                                               (10,152,035)
                 --------------------------------------------------------------------------------------------
                  Net gain on investment transactions                                           20,757,210
                 --------------------------------------------------------------------------------------------

                 --------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $  34,882,765
                 --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                   14 -- SCUDDER EMERGING MARKETS INCOME FUND

                       Statements of Changes in Net Assets

                                                                                  Six Months         Year
                                                                                     Ended           Ended
                                                                                   April 30,      October 31,
Increase (Decrease) in Net Assets                                                    1997            1996
---------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ......................................   $ 14,125,555    $ 24,405,811
                  Net realized gain (loss) from investment transactions ......     30,909,245      35,677,374
                  Net unrealized appreciation (depreciation) on investment
                     transactions during the period ..........................    (10,152,035)     15,111,903
                                                                                 --------------  --------------
                  Net increase in net assets resulting from operations .......     34,882,765      75,195,088
                                                                                 --------------  --------------
                  Distributions to shareholders from:
                  Net investment income ......................................    (14,450,461)    (23,976,386)
                                                                                 --------------  --------------
                  Net realized gains .........................................    (27,924,210)             --
                                                                                 --------------  --------------
                  Fund share transactions:
                  Proceeds from shares sold ..................................    170,643,574     265,528,712
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions ...........................     37,543,049      20,013,011
                  Cost of shares redeemed ....................................   (172,720,609)   (201,555,242)
                                                                                 --------------  --------------
                  Net increase in net assets from Fund share transactions ....     35,466,014      83,986,481
                                                                                 --------------  --------------
                  Increase in net assets .....................................     27,974,108     135,205,183
                  Net assets at beginning of period ..........................    304,607,984     169,402,801
                  Net assets at end of period (including accumulated
                     distributions in excess of net investment income of
                     $98,139 and undistributed net investment income             --------------  --------------
                     of $226,767) ............................................   $332,582,092    $304,607,984
                                                                                 --------------  --------------
Other Information
---------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ..................     23,465,219      16,511,433
                                                                                 --------------  --------------
                  Shares sold ................................................     13,251,697      22,121,034
                  Shares issued to shareholders in reinvestment of
                     distributions ...........................................      3,034,442       1,684,014
                  Shares redeemed ............................................    (13,477,635)    (16,851,262)
                                                                                 --------------  --------------
                  Net increase in Fund shares ................................      2,808,504       6,953,786
                                                                                 --------------  --------------
                  Shares outstanding at end of period ........................     26,273,723      23,465,219
                                                                                 --------------  --------------

    The accompanying notes are an integral part of the financial statements.


                   15 -- SCUDDER EMERGING MARKETS INCOME FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                    For the Period
                                                                                                      December 31,
                                                                                                          1993
                                                       Six Months                                    (commencement
                                                         Ended                                     of operations) to
                                                       April 30,       Years Ended October 31,        October 31,
                                                        1997 (a)      1996 (a)          1995              1994
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ..............    $12.98         $10.26          $11.05           $12.00
                                                       -------------------------------------------------------------
 Income from investment operations:
 Net investment income .............................       .54           1.20            1.14             0.60
 Net realized and unrealized gain (loss) on
    investments ....................................       .89           2.71            (.82)           (1.04)
                                                       -------------------------------------------------------------
 Total from investment operations ..................      1.43           3.91             .32             (.44)
                                                       -------------------------------------------------------------
 Less distributions from:
    Net investment income ..........................      (.57)         (1.19)          (1.11)            (.51)
    Net realized gain on investment
      transactions .................................     (1.18)            --              --               --
                                                       -------------------------------------------------------------
 Total distributions ...............................    $(1.75)        $(1.19)         $(1.11)           $(.51)
                                                       -------------------------------------------------------------

                                                       -------------------------------------------------------------
 Net asset value, end of period ....................    $12.66         $12.98          $10.26           $11.05
--------------------------------------------------------------------------------------------------------------------
 Total Return (%) ..................................     11.58**        39.78            3.46            (3.54)**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) ............       333            305             169               95
 Ratio of operating expenses, net to average
    daily net assets (%) ...........................      1.45*          1.44            1.50             1.50*
 Ratio of operating expense before expense
    reductions, to average daily net assets (%) ....      1.45*          1.45            1.68             2.23*
 Ratio of net investment income to average
    daily net assets (%) ...........................      8.38*         10.05           12.83             9.17*
 Portfolio turnover rate (%) .......................     428.5*(b)      430.0(b)        302.2            180.6*

(a)   Based on monthly average shares outstanding during the period.
(b) Economic and market conditions necessitated more active trading, resulting in a higher portfolio turnover rate.
*     Annualized
**    Not annualized


                   16 -- SCUDDER EMERGING MARKETS INCOME FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the


                   17 -- SCUDDER EMERGING MARKETS INCOME FUND difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time.

At the time the Fund makes the commitment to purchase a security on a when-issued basis or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and/or liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are amortized/accreted for both tax and financial reporting purposes.


                   18 -- SCUDDER EMERGING MARKETS INCOME FUND

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period ended April 30, 1997, the Fund purchased put options on securities and currencies as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1997, purchases and sales (including maturities) of investment securities (excluding short-term investments) aggregated $634,461,352 and $686,123,193, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily


                   19 -- SCUDDER EMERGING MARKETS INCOME FUND net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 1997, the fee pursuant to the Management Agreement amounted to $1,703,850, of which $270,281 is unpaid at April 30, 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SSC aggregated $298,007, of which $49,434 is unpaid at April 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by STC aggregated $16,292, of which $2,726 is unpaid at April 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SFAC aggregated $126,336, of which $19,889 is unpaid at April 30, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1997, Directors' fees and expenses aggregated $18,410.

                                 D. Credit Risk

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                                 E. Commitments

As of April 30, 1997, the Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of $21,397.

                                                                Net Unrealized
                                                                 Appreciation
                                                                 (Depreciation)
  Contracts to Deliver   In Exchange For    Settlement Date         (U.S.$)
  --------------------   ---------------    ---------------     ---------------
  DEM      9,367,385     USD   5,477,522         5/6/97             60,377

  DEM      2,723,905     USD   1,596,306        6/10/97             17,087

  USD      5,494,067     DEM   9,367,385         5/6/97            (76,922)

  USD      1,601,157     DEM   2,723,905        6/10/97            (21,939)
                                                                  ---------
                                                                   (21,397)
                                                                  =========


                   20 -- SCUDDER EMERGING MARKETS INCOME FUND

                               F. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                   21 -- SCUDDER EMERGING MARKETS INCOME FUND

                        Report of Independent Accountants

To the Board of Directors of Scudder Emerging Markets Income Fund, Inc. and to the Shareholders of Scudder Emerging Markets Income Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Emerging Markets Income Fund including the investment portfolio, as of April 30, 1997, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1996 and the financial highlights for the six months then ended, for each of the two years in the period ended October 31, 1996 and for the period December 31, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund as of April 30, 1997, the results of its operations for the six months then ended, the changes in net assets for the six months then ended and for the year ended October 31, 1996 and the financial highlights for the six months then ended, for each of the two years in the period ended October 31, 1996 and for the period December 31, 1993 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
June 24, 1997


                   22 -- SCUDDER EMERGING MARKETS INCOME FUND

                                   This Page
                                  intentionally
                                   left blank.








                    23 - Scudder Emerging Markets Income Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board, Director and Vice President

Nicholas Bratt*
Director and President

Paul Bancroft III
Director; Venture Capitalist and Consultant

Sheryle J. Bolton
Director; Chief Executive Officer, Scientific Learning Corporation

Thomas J. Devine
Director; Consultant

William H. Gleysteen, Jr.
Director; Consultant; Guest Scholar, Brookings Institute

Dudley H. Ladd*
Director

William H. Luers
Director; President, The Metropolitan Museum of Art

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor,
Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman Emeritus and Director, Kirby Corporation

Susan E. Gray*
Vice President

Adam Greshin*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Gerald J. Moran*
Vice President

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

M. Isabel Saltzman*
Vice President

*Scudder, Stevens & Clark, Inc.



                    24 - Scudder Emerging Markets Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan*+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income Opportunities Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.




                    25 - Scudder Emerging Markets Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    AutoSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                    26 - Scudder Emerging Markets Income Fund




Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
          individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.
------------------------------------------------------------------------------------------------------------------------------
          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.




                    27 - Scudder Emerging Markets Income Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors

SCUDDER

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